FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2018
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Letter to Shareholders

Dear Fellow Shareholders,
At a recent investment team meeting, my colleagues and I observed that many investors appear to be underestimating the power of the recent tax cuts and the amount of capital being repatriated to the U.S. In the first quarter alone, nearly $300 billion was repatriated by U.S. companies. To us, this type of stimulus, in conjunction with an economy that continues to do well, should be a tailwind for the next six to twelve months.
After a turbulent start to 2018, stocks rebounded in the second quarter amid solid corporate earnings and a strong jobs market. Rising trade tensions and geopolitical issues contributed to bouts of volatility, but did little to derail the market’s move higher. Even the very real possibility of a trade war and uncertainty about the historic U.S. / North Korea summit could not stop the market from moving higher. At June 30, the S&P 500 was up 2.7% year-to-date. Our Fund increased 3.3% for the same period.
In the second quarter, we began to see the impact of the tax cuts and increased government spending, as company earnings rose and jobless claims fell. In May, the unemployment rate was 3.8%, the lowest it’s been since 1969. Optimistic consumers are spending more, buoyed by lower taxes, better job prospects, and increasing household net worth. In response to the strengthening economy, the Fed announced its second quarter-point increase in June and boosted its forecast for anticipated rate hikes in 2018 from three to four.
The Energy sector got off to a rough start in 2018, declining 5.9% in the first quarter. Despite rising oil prices, investors were skeptical that the gains could be sustained. But as oil prices ascended to multi-year highs in the second quarter, energy stocks followed. Energy was the best-performing sector in the S&P 500, increasing 13.5% for the second quarter.
In the first six months of 2018, crude oil prices rose 23%, driven by strong demand, OPEC-led restrictions on supply, and geopolitical unrest. Crude oil prices reached $74 a barrel in June, the highest they’ve been since November 2014. Political and economic issues in Venezuela and uncertainties after the U.S. pulled out of its 2015 Iran nuclear agreement caused supply to decrease and prices to increase.
During the first half of 2018, companies used their tax savings to launch a record number of strategic transactions. The dollar value of merger and acquisition (M&A) activity for the year is on pace to be the largest in history. M&A is reshaping several industry sectors, including Energy. Several companies we own were involved in transformational transactions. Within refining, Marathon Petroleum agreed to buy rival Andeavor for $23 billion, creating the largest American oil refiner by capacity. The two companies, both of which we own in our Fund, have complementary geographic footprints and should benefit from a diversified refining portfolio, increased scale, and operating synergies. In exploration & production (E&P), Concho Resources announced plans to acquire RSP Permian. The combination creates the largest crude oil and natural gas producer in the Permian Basin. The Fund also holds positions in both these companies and we are optimistic about the opportunities created by the merger.

Letter to Shareholders (continued)

Refiners continued to build on 2017’s strong performance as stock prices of refining companies in our portfolio increased 14.3% in the first half of 2018. The sector’s ability to profit from the large spread between the cost to buy and process crude oil and the price at which it can sell the refined product was an added benefit as oil prices rose. Standouts in our Fund during the first half were Valero Energy and Phillips 66.
Our E&P stocks increased 12.0% for the first six months of 2018. The industry group benefited from a strong rebound in the second quarter as investors became more confident that higher oil prices would persist, at least in the near term. However, our Fund gained less than the broader industry did because of our exposure to the Permian Basin. The extraordinary growth of Permian producers has temporarily surpassed pipeline capacity. This has led to bottlenecks in the region, resulting in higher transportation costs and driving down the price of Permian oil.
We continue to believe that the Permian Basin offers the most compelling U.S. shale oil production opportunity over the long term. However, we recognize that pipeline capacity will be a constraining factor for at least a year. Based on this, we reduced our exposure to the Permian by trimming positions in Concho Resources and Diamondback Energy and exiting our position in Callon Petroleum. We bought more shares in Occidental Petroleum, whose strong midstream business should benefit from the widening oil price differential created by the bottlenecks in the Permian.
We also increased our exposure to companies likely to benefit from higher oil prices and companies that don’t have significant Permian Basin assets. During the second quarter, we added stock in Continental Resources to our portfolio. The company’s wells in North Dakota’s Bakken Basin are generating solid returns, and the economics of its oil-development program in Oklahoma’s SCOOP/STACK region are compelling.
We also added shares of Helmerich & Payne, a high-quality contract drilling company with the greatest number of Class A rigs capable of drilling long-length, lateral wells. This investment increases our exposure to land drillers. The sector underperformed last year as oil prices fell and companies pushed off land-drilling projects. But, given the rise in oil prices, we think the company is positioned to benefit as rig upgrades resume.
Our Fund’s holdings in Basic Materials declined 3.4% during the first six months of 2018. Within Chemicals, positive returns from Eastman Chemical and Monsanto during the six months were offset by negative returns from DowDuPont and Albemarle. With fear of excess supply in the lithium market weighing on suppliers, we exited our position in Albemarle.
In the second quarter, we initiated a position in WestRock Company, one of the leading producers of containerboard, boxboard, and folding cartons. We believe WestRock will benefit from strong fundamental growth in containerboard and a pickup in consumer packaging as e-commerce continues to grow. We also see opportunities for the global steel market to generate strong returns due in part to new tariffs, and added Rio Tinto to our portfolio to increase our exposure to this industry group. Rio Tinto is a diversified-mining company focused on iron ore (a major raw material used in steel production),

Letter to Shareholders (continued)

aluminum, and copper. It generates significant free cash flow, much of which it has returned to shareholders in the form of dividends and share repurchases. We believe Rio Tinto will continue to return excess cash to shareholders.
For the six months ended June 30, 2018, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 3.3%. This compares to total returns of 5.6% for the Fund's benchmark, comprised of the Dow Jones U.S. Oil & Gas Index (80% weight) and the Dow Jones U.S. Basic Materials Index (20% weight), and 0.9% for the Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 2.3%.
For the twelve months ended June 30, 2018, the Fund’s total return on NAV was 17.4%. Comparable returns for the Fund's benchmark and the Lipper Global Natural Resources Funds Average were 20.3% and 16.7%, respectively. The Fund’s total return on market price was 14.3%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $5.8 million, or $.20 per share, consisting of $.04 net investment income and $.02 long-term capital gain, realized in 2017, and $.14 of net investment income realized in 2018, all taxable in 2018. On July 18, 2018, an additional net investment income dividend of  $.10 per share was declared for payment on August 31, 2018. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
Before concluding, I want to acknowledge and thank Lawrence (Laurie) Hooper, our General Counsel, Corporate Secretary, and Chief Compliance Officer, who retired from the Fund on July 2, 2018. In his 21 years of service, Laurie made numerous lasting contributions to our Fund. His hard work and commitment inspired us all. We thank Laurie for his dedication to Adams Funds and wish him the very best in retirement.
We appreciate your trust in us and do not take it for granted. We intend to keep earning it by maintaining our focus on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
July 18, 2018

Portfolio Highlights

June 30, 2018
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$122,037,505	17.7%
Chevron Corporation	71,976,599	10.4
ConocoPhillips	36,070,122	5.2
Schlumberger Limited	35,217,562	5.1
Occidental Petroleum Corporation	29,857,024	4.3
DowDuPont Inc.	29,745,411	4.3
EOG Resources, Inc.	22,360,071	3.2
Halliburton Company	20,663,164	3.0
Valero Energy Corporation	20,126,728	2.9
Phillips 66	18,921,427	2.7
	$406,975,613	58.8%

Industry Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Exploration & Production
Integrated Oil & Gas
Oil Equipment & Services
Pipelines
Refiners
Chemicals
General Industrials
Industrial Metals
Mining

Statement of Assets and Liabilities

June 30, 2018
(unaudited)
Assets
Investments* at value:
Common stocks (cost $484,360,074)	$682,674,436
Short-term investments (cost $6,550,543)	6,550,743	$689,225,179
Cash		144,098
Dividends and other receivables		737,102
Prepaid expenses and other assets		779,575
Total Assets		690,885,954

Liabilities
Net unrealized loss on open total return swap agreements		21,953
Due to officers and directors (note 8)		814,869
Accrued expenses and other liabilities		903,562
Total Liabilities		1,740,384
Net Assets		$689,145,570

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 28,995,695 shares (includes 364 restricted shares and 22,307 deferred stock units) (note 7)		$28,996
Additional capital surplus		504,870,968
Undistributed net investment income		1,021,236
Undistributed net realized gain (loss)		(15,068,239)
Unrealized appreciation		198,292,609
Net Assets Applicable to Common Stock		$689,145,570
Net Asset Value Per Share of Common Stock		$23.77

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2018
(unaudited)
Investment Income
Income:
Dividends (net of $5,443 in foreign taxes)	$8,490,553
Other income	55,695
Total Income	8,546,248
Expenses:
Investment research compensation and benefits	1,191,095
Administration and operations compensation and benefits	673,402
Directors’ compensation	263,667
Occupancy and other office expenses	158,586
Shareholder reports and communications	97,840
Investment data services	97,134
Transfer agent, custody, and listing fees	63,426
Audit and tax services	54,379
Accounting, recordkeeping and other professional fees	34,304
Insurance	25,633
Legal services	7,884
Total Expenses	2,667,350
Net Investment Income	5,878,898

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	(13,795,821)
Net realized gain (loss) on total return swap agreements	(905,312)
Change in unrealized appreciation on investments	29,467,505
Change in unrealized appreciation on total return swap agreements	(21,953)
Net Gain (Loss)	14,744,419
Change in Net Assets from Operations	$20,623,317

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2018	Year Ended December 31, 2017
From Operations:
Net investment income	$5,878,898	$13,230,614
Net realized gain (loss)	(14,701,133)	19,900,174
Change in unrealized appreciation	29,445,552	(19,426,261)
Change in Net Assets from Operations	20,623,317	13,704,527

Distributions to Shareholders from:
Net investment income	(5,219,084)	(13,133,440)
Net realized gain	(579,880)	(20,556,258)
Change in Net Assets from Distributions	(5,798,964)	(33,689,698)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	33,811	8,430,416
Deferred compensation (notes 5, 7)	(100,880)	61,012
Change in Net Assets from Capital Share Transactions	(67,069)	8,491,428
Total Change in Net Assets	14,757,284	(11,493,743)

Net Assets:
Beginning of period	674,388,286	685,882,029
End of period (including undistributed net investment income of $1,021,236 and $361,422 respectively)	$689,145,570	$674,388,286

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally-managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — Adams Diversified Equity Fund, Inc. ("ADX"), a diversified, closed-end investment company, owns 8% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2018, the Fund paid dividends and long-term capital gain disributions of  $437,354 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC ("AFA"), an ADX-affilated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund's expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.
During the six months ended June 30, 2018, expenses of $1,447,704 and $113,249 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, ADX or AFA at June 30, 2018.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an

Notes to Financial Statements (continued)

orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2018, the Fund’s investments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$682,674,436	$—	$—	$682,674,436
Short-term investments	6,550,743	—	—	6,550,743
Total investments	$689,225,179	$—	$—	$689,225,179
Liabilities:
Total return swap agreements*	$—	$(21,953)	$—	$(21,953)

*
Unrealized appreciation (depreciation)

There were no transfers between levels during the six months ended June 30, 2018.
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2018, the identified cost of securities for federal income tax purposes was $490,910,617 and net unrealized appreciation aggregated $198,292,609, consisting of gross unrealized appreciation of $228,754,848 and gross unrealized depreciation of $30,462,239.

Notes to Financial Statements (continued)

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans and equity-based compensation. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2018 were $134,034,467 and $134,751,001, respectively.
4. DERIVATIVES
During the six months ended June 30, 2018, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2018, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $2,229,528 and $(2,221,000), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the

Notes to Financial Statements (continued)

other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2018, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2018, the Fund issued 1,713 shares of its Common Stock at a weighted average price of $19.70 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 20, 2017, the Fund issued 448,248 shares of its Common Stock at a price of $18.77 per share (the average market price on December 8, 2017) to shareholders of record on November 22, 2017, who elected to take stock in payment of the year-end distribution from 2017 capital gain and investment income. During the year ended December 31, 2017, the Fund issued 892 shares of its Common Stock at a weighted average price of $18.85 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. There were no shares repurchased by the Fund in 2018 or 2017. Transactions in its Common Stock for 2018 and 2017 were as follows:
	Shares		Amount
	Six months ended June 30, 2018	Year ended December 31, 2017	Six months ended June 30, 2018	Year ended December 31, 2017
Shares issued in payment of distributions	1,713	449,140	$33,811	$8,430,416
Net activity under the 2005 Equity Incentive Compensation Plan	(5,214)	(5,249)	(100,880)	61,012
Net change	(3,501)	443,891	$(67,069)	$8,491,428

6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2018, the Fund recorded matching contributions of  $127,777 and a liability, representing the 2018 discretionary contribution, of  $62,779.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock awards granted prior to the Plan’s expiration remain outstanding at

Notes to Financial Statements (continued)

June 30, 2018 and vest on various dates through September 2, 2018, provided the service condition set forth in the award at grant is satisfied. Also outstanding are restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred by the election of the director.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date). Awards earn an amount equal to the Fund’s per share distribution, payable in either cash (employees) or reinvested shares (non-employee directors). Reinvested shares are fully vested and paid concurrently with the payment of the original share grant. A summary of the activity related to nonvested restricted shares and restricted stock units for the six months ended June 30, 2018 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2017	38,087	$26.44
Reinvested dividend equivalents	155	19.25
Vested & issued	(15,571)	24.28
Balance at June 30, 2018	22,671	$27.88

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the six months ended June 30, 2018 was $6,022. At June 30, 2018, the Fund had unrecognized compensation cost of $2,765, a component of additional capital surplus, related to nonvested awards that will be recognized over a weighted average period of 0.17 years. The total fair value of awards vested and issued during the six months ended June 30, 2018 was $317,001.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid during the six months ended June 30, 2018 to officers and directors amounted to $2,481,079, of which $294,479 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, differ from the amounts reported in the Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2018, $814,869 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the

Notes to Financial Statements (continued)

fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2018, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. OPERATING LEASE COMMITMENTS
The Fund and its affiliated companies lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $58,076 for the six months ended June 30, 2018, and its estimated portion of the minimum rental commitments are as follows:
Remainder of 2018	$53,512
2019	102,934
2020	102,197
2021	100,217
2022	102,737
Thereafter	437,320
Total	$898,917

In February 2016, the Financial Accounting Standards Board updated the guidance on accounting for leases. The updated guidance requires lessees to recognize assets and liabilities that arise from lease transactions. The Fund will adopt the new standard on January 1, 2019, and is evaluating the full impact of adoption.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2018	June 30, 2017	Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$23.26	$24.02	$24.02	$20.74	$27.56	$32.26	$27.84
Net investment income	0.20	0.20	0.46	0.41	0.37	0.50	0.44
Net realized gain (loss) and change in unrealized appreciation	0.51	(2.49)	0.02	4.07	(5.80)	(3.23)	5.93
Change in accumulated other comprehensive income	—	—	—	—	0.05	(0.01)	0.03
Total from operations	0.71	(2.29)	0.48	4.48	(5.38)	(2.74)	6.40
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.46)	(0.41)	(0.38)	(0.51)	(0.46)
Net realized gain	(0.02)	(0.04)	(0.72)	(0.73)	(1.00)	(1.38)	(1.42)
Total distributions	(0.20)	(0.20)	(1.18)	(1.14)	(1.38)	(1.89)	(1.88)
Capital share repurchases (note 5)	—	—	—	—	—	0.03	0.05
Reinvestment of distributions	—	—	(0.06)	(0.06)	(0.06)	(0.10)	(0.15)
Total capital share transactions	—	—	(0.06)	(0.06)	(0.06)	(0.07)	(0.10)
Net asset value, end of period	$23.77	$21.53	$23.26	$24.02	$20.74	$27.56	$32.26
Market price, end of period	$20.09	$18.70	$19.84	$20.17	$17.74	$23.84	$27.38

Total Investment Return (a)
Based on market price	2.3%	-6.3%	4.6%	20.2%	-20.0%	-6.3%	22.7%
Based on net asset value	3.3%	-9.5%	3.0%	22.5%	-19.1%	-8.0%	24.2%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$689	$615	$674	$686	$583	$755	$864
Ratio of expenses to average net assets	0.80%	0.78%	0.78%	0.82%	1.26% (c)	0.63%	0.78% (c)
Ratio of net investment income to average net assets	1.77%	1.80%	2.05%	1.85%	1.49% (c)	1.53%	1.44% (c)
Portfolio turnover	40.5%	20.6%	24.4%	19.0%	16.0%	19.6%	18.7%
Number of shares outstanding at end of period (in 000’s)	28,996	28,551	28,999	28,555	28,097	27,381	26,775
(a)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

(c)
Ratios of expenses to average net assets were 0.86% and 0.70% in 2015 and 2013, respectively, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.89% and 1.52% in 2015 and 2013, respectively.

Schedule of Investments

June 30, 2018

(unaudited)
	Shares	Value (a)
Common Stocks — 99.0%
Energy — 80.5%
Exploration & Production — 29.7%
Anadarko Petroleum Corporation	139,600	$10,225,700
Apache Corporation	44,200	2,066,350
Cabot Oil & Gas Corporation	62,300	1,482,740
Cheniere Energy, Inc. (b)	163,500	10,658,565
Concho Resources Inc. (b)	70,100	9,698,335
ConocoPhillips (b)	518,100	36,070,122
Continental Resources, Inc. (b)	37,700	2,441,452
Devon Energy Corporation	253,800	11,157,048
Diamondback Energy, Inc.	57,000	7,499,490
EOG Resources, Inc.	179,700	22,360,071
EQT Corporation	81,000	4,469,580
Hess Corporation	131,400	8,789,346
Marathon Oil Corporation	614,500	12,818,470
Noble Energy, Inc.	190,700	6,727,896
Occidental Petroleum Corporation	356,800	29,857,024
Parsley Energy, Inc. Class A (b)	173,700	5,259,636
Pioneer Natural Resources Company	93,100	17,618,244
RSP Permian, Inc. (b)	44,500	1,958,890
Whiting Petroleum Corporation (b)	62,875	3,314,770
		204,473,729
Integrated Oil & Gas — 28.1%
Chevron Corporation	569,300	71,976,599
Exxon Mobil Corporation	1,475,130	122,037,505
		194,014,104
Oil Equipment & Services — 11.1%
Baker Hughes, a GE company Class A	49,100	1,621,773
Halliburton Company	458,570	20,663,164
Helmerich & Payne, Inc.	72,500	4,622,600
National Oilwell Varco, Inc.	44,200	1,918,280
Oil States International, Inc. (b)	120,900	3,880,890
Schlumberger Limited	525,400	35,217,562
TechnipFMC plc	264,400	8,392,056
		76,316,325
Pipelines — 3.3%
Kinder Morgan, Inc.	289,300	5,111,931
ONEOK, Inc.	53,100	3,707,973
Williams Companies, Inc.	513,500	13,920,985
		22,740,889

Schedule of Investments (continued)

June 30, 2018

(unaudited)
	Shares	Value (a)
Refiners — 8.3%
Andeavor	97,480	$12,787,426
Marathon Petroleum Corporation	79,000	5,542,640
Phillips 66	168,475	18,921,427
Valero Energy Corporation	181,600	20,126,728
		57,378,222
Materials — 18.5%
Chemicals — 14.4%
Air Products and Chemicals, Inc.	70,100	10,916,673
CF Industries Holdings, Inc.	110,700	4,915,080
DowDuPont Inc.	451,235	29,745,411
Eastman Chemical Company	79,400	7,936,824
Ecolab Inc.	23,300	3,269,689
LyondellBasell Industries N.V.	129,200	14,192,620
Materials Select Sector SPDR Fund	162,000	9,407,340
Mosaic Company	167,400	4,695,570
PPG Industries, Inc.	76,000	7,883,480
Praxair, Inc.	21,100	3,336,965
Rio Tinto plc Sponsored ADR	61,900	3,434,212
		99,733,864
General Industrials — 1.3%
Packaging Corporation of America	38,100	4,259,199
WestRock Company	76,600	4,367,732
		8,626,931
Industrial Metals — 2.5%
Freeport-McMoRan, Inc.	398,700	6,881,562
Nucor Corporation	24,600	1,537,500
Reliance Steel & Aluminum Co.	34,100	2,985,114
Steel Dynamics, Inc.	125,300	5,757,535
		17,161,711
Mining — 0.3%
Newmont Mining Corporation	59,100	2,228,661
Total Common Stocks
(Cost $484,360,074)		682,674,436

Schedule of Investments (continued)

June 30, 2018

(unaudited)
	Shares	Value (a)
Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.06% (c)	3,499,400	$3,500,800
Northern Institutional Treasury Portfolio, 1.74% (c)	3,049,944	3,049,944
Total Short-Term Investments
(Cost $6,550,543)		6,550,743
Total — 100.0%
(Cost $490,910,617)		689,225,179
Other Assets Less Liabilities — 0.0%		(79,609)
Net Assets — 100.0%		$689,145,570

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Cabot Oil & Gas Corporation (149,300 shares)	7/11/2019	$3,495,874	$52,598	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 107.5%.	Short	SPDR S&P Oil & Gas Exploration & Production ETF Fund (83,400 shares)	7/11/2019	(3,521,031)	—	(74,551)
Gross unrealized gain (loss) on open total return swap agreements					$52,598	$(74,551)
Net unrealized loss on open total return swap agreements (d)						$(21,953)

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2018
Andeavor	$4,280,396	$5,305,460	$12,787,426
CF Industries Holdings, Inc.	4,625,835		4,915,080
Chevron Corporation	2,777,016		71,976,599
Continental Resources, Inc.	2,428,249		2,441,452
Devon Energy Corporation	9,407,878		11,157,048
Ecolab Inc.	3,191,291		3,269,689
Energy Select Sector SPDR Fund	3,868,937	3,791,748	—
Helmerich & Payne, Inc.	5,282,945		4,622,600
Marathon Oil Corporation	10,188,650		12,818,470
Marathon Petroleum Corporation	5,781,165		5,542,640
Materials Select Sector SPDR Fund	11,717,941	1,921,158	9,407,340
Mosaic Company	4,620,998		4,695,570
Newmont Mining Corporation	2,269,298		2,228,661
Noble Energy, Inc.	6,568,464		6,727,896
Occidental Petroleum Corporation	7,159,858		29,857,024
ONEOK, Inc.	3,536,147		3,707,973
Parsley Energy, Inc. Class A	5,574,710		5,259,636
Praxair, Inc.	3,207,749		3,336,965
Rio Tinto plc Sponsored ADR	3,354,454		3,434,212
SPDR S&P Oil & Gas Exploration & Production ETF	7,987,180	8,126,798	—
TechnipFMC plc	8,679,521		8,392,056
VanEck Vectors Oil Services ETF	2,939,972	3,255,234	—
WestRock Company	5,011,777		4,367,732
Albemarle Corporation		7,149,629	—
Callon Petroleum Company		2,821,909	—
Cimarex Energy Company		7,659,621	—
Concho Resources Inc.		2,434,319	9,698,335
ConocoPhillips		2,567,847	36,070,122
Diamondback Energy, Inc.		3,471,612	7,499,490
DowDuPont Inc.		7,825,889	29,745,411
Enbridge Inc.		4,940,255	—
Exxon Mobil Corporation		5,033,373	122,037,505
Hess Corporation		2,210,827	8,789,346
Monsanto Company		10,759,595	—
National Oilwell Varco, Inc.		3,753,450	1,918,280
Newfield Exploration Company		4,172,885	—
Oil States International, Inc.		2,175,123	3,880,890
PPG Industries, Inc.		2,813,465	7,883,480
Range Resources Corporation		4,819,054	—
RSP Permian, Inc.		4,875,796	1,958,890

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2018
SPDR Gold Trust		$4,453,785	$—
Targa Resources Corp.		4,750,339	—
Valero Energy Corporation		5,072,969	20,126,728
Weatherford International plc		2,849,033	—
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2008	$538,937	23,959	$22.49	$19.41	$.38	$2.61	$—	$2.99	8.9%
2009	650,718	24,327	26.75	23.74	.37	1.03	—	1.40	6.6
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
June 30, 2018	689,146	28,996	23.77	20.09	.28**	.02**	—	.30	—
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Paid or declared

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 19, 2018. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	23,446,386	1,044,730
Kenneth J. Dale	23,611,931	879,185
Frederic A. Escherich	23,592,821	898,295
Roger W. Gale	23,375,664	1,115,452
Lauriann C. Kloppenburg	23,763,028	728,088
Kathleen T. McGahran	23,648,127	842,989
Craig R. Smith	23,408,240	1,082,876
Mark E. Stoeckle	23,623,430	867,686
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2018 was approved with 23,949,231 votes for, 323,853 votes against, and 218,032 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their elections by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2018 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings "Funds" and then "Reports & Literature".
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2),(3)	Roger W. Gale (1),(2),(4)	Craig R. Smith (3),(4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2),(3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1),(2),(4)	Kathleen T. McGahran (1),(5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
January 2018	0	--	0	1,332,000
February 2018	0	--	0	1,332,000
March 2018	0	--	0	1,332,000
April 2018	0	--	0	1,332,000
May 2018	0	--	0	1,332,000
June 2018	0	--	0	1,332,000
Total	0	--	0

(1)	There were no shares purchased other than through a publicly announced plan or program.

(2a)	The Plan was announced on December 11, 2014.

(2b)	The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2c)	The Plan has no expiration date.

(2d)	None.

(2e)	None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Code of ethics exhibits: not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b)	A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 26, 2018

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 26, 2018